                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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                       The Rockland Small Cap Growth Fund

                      a series of The Rockland Funds Trust
                               Rockland, Delaware

Dear Fellow Shareholders:

     I am writing  to  request  that you  consider  and vote on several  matters relating to your  investment in the Rockland Small Cap Growth Fund (the "Fund"),
to be considered at a Special  Meeting of Shareholders of the Fund to be held in
[City, State] on March 31, 2004.

     First,  election of four of the current Trustees to hold office until their successors are duly elected and qualified or until their earlier  resignation or removal.

     Second,  approval of a new Investment Advisory Agreement between the Trust, on behalf of the Fund,  and Gould  Investment  Partners,  LLC ("GIP").  GIP is a
federally registered investment advisory firm recently established by the Fund's portfolio  manager,  Richard H Gould.  Mr. Gould has been employed by the Fund's current investment adviser,  Greenville Capital Management,  Inc. ("Greenville")
since 1994 and has served as the Fund's portfolio manager since its inception in
1996.  Mr. Gould  founded GIP to pursue a long-time  goal of  operating  his own advisory  firm  managing  assets  according  to the  Rockland  Small Cap  Growth strategy, and we wish him the best of luck in his new venture.

     The proposed new Investment  Advisory  Agreement with GIP is  substantially the  same  and has the same  terms  and  conditions  as the  current  Investment
Advisory Agreement between the Trust, on behalf of the Fund, and Greenville. The management fee payable under the proposed Investment Advisory Agreement with GIP is identical to the current management fee applicable to the Fund.

     We  believe  that the  recommended  changes  will  provide  the  Fund  with continued high quality management and investment  advisory services,  as further described in the attached proxy statement.

     The  proxy  statement  uses  an  introductory   question-and-answer  format
designed to provide you with a simple and concise explanation of certain issues.
We hope that this format will be helpful to you, and  encourage  you to read the entire proxy statement.

     Your vote is  important to the Fund.  Thank you in advance for  considering these issues and for promptly returning your proxy card.

                                             Sincerely,

                                             ---------------------------------
                                             Charles S. Cruice
                                             President

                       This page intentionally left blank

                       The Rockland Small Cap Growth Fund

                      a series of The Rockland Funds Trust

                    Notice of Special Meeting of Shareholders
                          to be held on March 31, 2004

     A Special  Meeting of  Shareholders  of the Rockland  Small Cap Growth Fund
(the  "Fund"),  will be held at  [location,  address and time] on March 31, 2004
(the "Meeting").

     During the Meeting,  shareholders of the Fund will consider and vote on the following  proposals affecting the Fund, as more fully described in the attached proxy statement:

     1.   To elect each of the existing Trustees to the Board of Trustees of the
          Rockland  Funds Trust to hold office until their  successors  are duly elected and qualified or until their earlier  resignation  or removal, as follows:

          a.   Charles S. Cruice
          b.   Richard H. Gould
          c.   George Keeley
          d.   Edwin W. Moats, Jr.
          e.   Dr. Peter Utsinger

     2.   To approve a new Investment  Advisory  Agreement  between the Rockland
          Funds Trust,  on behalf of the Fund,  and Gould  Investment  Partners,
          LLP, the registered  investment advisory firm recently  established by the Fund's current portfolio manager.

     The Board of  Trustees  has fixed  January  30, 2004 as the record date for determination of shareholders of the Fund entitled to vote at the Meeting.

     Please note that a separate vote is required for each Proposal.

                                             By Order of the Board of Trustees,

                                             ---------------------------------
                                             Jeffrey Rugen
                                             Secretary
Rockland, Delaware
February 16, 2004

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PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS
OF THE NUMBER OF SHARES YOU OWN.
--------------------------------------------------------------------------------

                       The Rockland Small Cap Growth Fund

                      a series of The Rockland Funds Trust

                        IMPORTANT SHAREHOLDER INFORMATION

These  materials are for a special  meeting of  shareholders to be held in [City and State] on March 31, 2004.  They discuss the  proposals to be voted on at the meeting,  and contain your proxy  statement  and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy card, we will vote it exactly as you tell us. If you simply  sign the proxy  card,  we will vote it in accordance with the Board of Trustees' recommendations.

    WE URGE YOU TO SPEND A FEW MINUTES TO REVIEW THE PROPOSALS IN THE PROXY
STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW
  YOU WOULD LIKE TO VOTE. WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS,
               PLEASE CALL THE FUND TOLL-FREE AT 1-800-497-3933.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROXY STATEMENT

Questions and Answers...........................................................

Information About Voting........................................................

Proposal 1: Election of Trustees................................................

Proposal 2: Approval of New Investment Advisory Agreement.......................

Exhibit:    Form of New Investment Advisory Agreement
            (marked to show changes)............................................

                       The Rockland Small Cap Growth Fund
                      a series of The Rockland Funds Trust

                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

Who is asking for my vote?

The Board of Trustees of The Rockland Funds Trust (the  "Trust"),  is requesting your vote on several  matters to be  considered  at the  Special  Meeting of the
Shareholders  of the  Rockland  Small Cap Growth Fund (the "Fund") to be held on
March 31, 2004, or any adjournments thereof (the "Meeting").

On what issues am I being asked to vote?

You are being  asked to (1) elect each of the  current  Trustees  to continue to hold office until their successors are duly elected and qualified or until their earlier  resignation or removal;  and (2) to approve a new  Investment  Advisory
Agreement  between  the  Trust,  on  behalf of the  Fund,  and Gould  Investment
Partners,  LLC ("GIP"). GIP is a federally  registered  investment advisory firm recently established by the Fund's portfolio manager, Richard H. Gould.

Why am I being asked to approve the proposed new Investment Advisory Agreement?

The Trust is governed by the  Investment  Company Act of 1940,  as amended  (the
"Investment   Company  Act"),   which   generally   requires  that  mutual  fund
shareholders  approve any new  investment  advisory  agreements for their mutual fund. This provision is designed to ensure that  shareholders  have a say in the company or persons that manage  their fund.  Under the  Investment  Company Act, therefore,  the proposal to establish GIP as the Fund's new  investment  adviser requires that shareholders approve the new Investment Advisory Agreement.

The Fund's current  investment adviser is Greenville  Capital  Management,  Inc.
("Greenville"). Currently, Charles S. Cruice, the principal owner of Greenville,
Mr. Gould and three other  Greenville  employees  have an internal  agreement to share,  in specified  percentages,  any profits  earned by Greenville  under the
Fund's existing investment advisory agreement.

Mr.  Gould  founded  GIP for the  purpose of serving as the new  adviser for the
Fund, and to manage other client assets, all according to the Rockland Small Cap
Growth strategy. In order to establish GIP as the new investment adviser for the
Fund, Mr. Gould, acting on behalf of GIP and its owners, negotiated an agreement with Mr. Cruice and other  Greenville  employees to  effectively  purchase their interests in  Greenville's  advisory  agreement with the Fund. In addition,  Mr.
Gould and Mr. Cruice together  presented the Board of Trustees of the Trust with a proposal  for GIP to take over as the Fund's  investment  adviser  under a new
Investment Advisory Agreement.  The Board approved the proposal,  and therefore, you are now being asked to approve a new Investment  Advisory  Agreement for the
Fund with GIP.

Will  there  be any  significant  changes  in the  management  of  the  Fund  in connection with the proposed change in the Adviser?

No. Mr. Gould will serve as chief executive officer and chief investment officer of GIP, and will  continue to serve as the Fund's  portfolio  manager.  GIP will initially  also employ the following  three  persons,  the first two of whom are currently employees of Greenville: Sanjay Upadhyaya will serve as vice president and chief trader for GIP; Linn M. Morrow will serve as vice  president and chief marketing

officer  for GIP;  and John H.  Grady will serve as GIP's  chief  operating  and compliance officer.  Mr. Upadhyaya and Mr. Morrow have each been associated with the Fund at  Greenville.  The Fund is expected to  continue  receiving  the same level and quality of management expertise and services as it currently enjoys.

Will  there  be any fee or other  changes  under  the  proposed  new  Investment
Advisory Agreement?

No. There will be no change in the fees the Fund pays to the investment adviser.
The  proposed  Investment  Advisory  Agreement  with GIP  will be  substantially identical to the current agreement with Greenville, except for effectiveness and termination  dates.  Also,  the proposed  Investment  Advisory  Agreement  has a section  providing that the proposed  agreement shall not become  effective even after shareholder approval, until GIP's buy-out agreement with the principals of
Greenville (described herein) is consummated.  A copy of the proposed Investment
Advisory  Agreement  (marked to show  changes from the  existing  agreement)  is attached as an Exhibit.

What vote is required to approve the new Investment Advisory Agreement?

Provided that a quorum is present,  the approval of the new Investment  Advisory
Agreement requires the affirmative vote of: (i) more than 50% of the outstanding voting  securities of the Fund; or (ii) 67% or more of the voting  securities of the Fund present at the  Meeting,  if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy;  whichever is less.

Why is the Board  nominating and  recommending the election of the four Trustees for the Board of Trustees for the Fund?

All of the current  Trustees are proposed for election as Trustees of the Trust.
Following  the  shareholder  meeting,  if the proposed new  Investment  Advisory
Agreement is approved by shareholders  and goes into effect,  Mr. Cruice intends to resign  from the  Board.  Thereafter,  Mr.  Cruice  and his  associates  will continue to own and operate Greenville as a separate investment advisory firm.

What  vote is  required  for  election  of the four  Trustees  for the  Board of
Trustees?

Provided that a quorum is present, the election of each of the Trustees requires the affirmative  vote of the holders of a plurality of the Fund's shares present or represented by proxy at the Meeting.  This means that the nominees  receiving the most votes for each Board position will be elected.

Who is eligible to vote?

Shareholders of record at the close of business on January 30, 2004 are entitled to vote at the  Meeting.  Each share of record is  entitled to one vote and each fractional share of record is entitled to the  corresponding  fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the  proxy  statement  will be  mailed  to  shareholders  of  record on or about
February 16, 2004.

How do the Trustees recommend that I vote?

Over the course of three Board meetings held during November and December, 2003, the Board of Trustees of the Trust  received and analyzed  detailed  information about the proposed new investment advisory  arrangement with GIP, and determined to approve the proposed new Investment Advisory Agreement,  as being in the best
interests  of  Fund   shareholders.   The  Board  unanimously   recommends  that
shareholders vote for each of the proposals.

                                      -2-

How do I place my vote and whom do I call for more information?

You can vote in one of four ways:

     By Mail: Use the enclosed Proxy Card to record your vote for each proposal, and then return the card in the postpaid envelope provided.
     By Telephone: Please see the instructions on the Proxy Card.
     Using the Internet: Please see the instructions on the Proxy Card.
     In Person: By attending the Meeting and voting your shares.

Please call the Fund at (800) 497-3933 for additional information.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person,  or you may  complete  and return the  enclosed  proxy  card.  Proxy  cards that are  properly  signed,  dated and received at or prior to the Meeting  will be voted as  specified.  If you simply sign and date the proxy card,  but do not specify any vote for a Proposal,  your shares will be voted FOR that Proposal.

May I revoke my proxy?

You may revoke  your proxy at any time before it is voted by: (1)  delivering  a written  revocation to the Secretary of the Fund;  (2)  forwarding to the Fund a later-dated  proxy card that is received by the Fund at or prior to the Meeting;
or (3) attending the Meeting and voting in person.

What will happen if there are not enough votes to obtain a quorum or approve the proposals?

It is important that shareholders  return their proxy cards to ensure that there is a quorum for the  Meeting.  If a quorum is not  present at the  Meeting,  the persons named as proxies may propose one or more adjournments of the Meeting for the Fund to permit further  solicitation of proxies provided they determine that such an adjournment  and additional  solicitation  is reasonable and in the best interest  of the  shareholders.  If we do not  receive  your vote after  several weeks,  you may be contacted  by officers of the Fund or its  Adviser,  who will remind you to vote your shares. If we do not receive sufficient votes to approve the proposals by the date of the Meeting,  we may adjourn the Meeting to a later date so that we can continue to seek more votes.

                                      -3-

                       The Rockland Small Cap Growth Fund
                      a series of The Rockland Funds Trust

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                 March 31, 2004
INFORMATION ABOUT VOTING

This Proxy Statement is being  furnished in connection with the  solicitation of proxies (voting instructions) from shareholders of the Rockland Small Cap Growth
Fund (the "Fund"), the sole series of The Rockland Funds Trust (the "Trust"), by and on behalf of the Board of  Trustees  of the Trust.  The Trust is a statutory trust formed under the laws of the State of Delaware.

The proxies are intended  for use at a Special  Meeting of  Shareholders  of the
Fund (the "Meeting") to be held at [location and address],  on March 31 2004, at
10:00 a.m.,  Eastern time,  or any  adjournments  thereof,  for the purposes set forth in the accompanying Notice.

Shares of the Fund  entitled to be voted at the Meeting and at any  adjournments thereof are those full and fractional  shares owned by shareholders of record as of the  Record  Date that are still  held at the time they are to be voted.  All shares of the Fund will vote  together as a single class on each  proposal,  and shareholders  of the Fund are  entitled to one vote per share (and a  fractional vote for any fractional share) on all the proposals.

Please  indicate your voting  instructions  on the enclosed Proxy Card, sign and date the Card and return it in the envelope provided.  If you wish to vote using the  Internet  or  over  the  telephone,  instructions  about  how  to do so are contained in the materials that accompany this Proxy  Statement  (please see the instructions  on the Proxy  Card).  If your  shares are held in the name of your broker,  please contact your broker for instructions  regarding how to vote your shares.

If your Proxy is properly signed,  dated and returned in time to be voted at the
Meeting,  the Shares  represented by it that you still hold will be voted as you have  instructed.  You may revoke  your Proxy at any time before it is voted by:
(1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated Proxy Card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

In the event a quorum for the Fund is not present at the Meeting or in the event that a quorum is present  but  sufficient  votes to  approve a Proposal  are not received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation of proxies,  provided they determine that such an adjournment  and additional  solicitation  is reasonable and in the best interest of the shareholders.

Your  vote is  important  no matter  how many  shares  you own.  If you have any questions  concerning  the Proxy  Statement or the  procedures to be followed to execute and deliver a Proxy,  please  contact the Fund by calling  U.S.  Bancorp
Fund Services, LLC toll-free at (800) 497-3933. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your Proxy
Card promptly.

                                      -4-

                                  INTRODUCTION

The Fund's portfolio manager, Richard H. Gould, has established a new investment advisory firm called Gould Investment Partners,  LLC ("GIP"), with the intention that GIP will take over from Greenville Capital Management,  Inc. ("Greenville")
as the  investment  adviser to the Fund. GIP also intends to manage other client accounts according to the Rockland Small Cap Growth investment strategy.

In connection  with the  formation of GIP, Mr.  Gould,  acting on behalf of GIP, negotiated an agreement  with Charles S. Cruice and other  Greenville  employees
(the  "Greenville  Employees") who currently share ownership  interests with Mr.
Gould in  profits  that  Greenville  may earn from  agreements  to  deliver  the
Rockland  Small Cap Growth Fund strategy to  investors,  including the Fund (the
"Rockland Profits"). Under the agreement, GIP has agreed to effectively purchase the Greenville  Employees'  interests in the Rockland  Profits  (hereafter,  the
"Buy-Out").  The Buy-Out is subject to certain  regulatory  approvals  and other closing conditions,  as well as the approval by the Fund's shareholders of a new
Investment  Advisory  Agreement with GIP to replace the existing  agreement with
Greenville.  One of  the  closing  conditions  requires  that  GIP  satisfy  its obligation to deliver the  negotiated  payment to the  Greenville  Employees for
GIP's purchase of their interests in the Rockland Profits.

There is no assurance that the regulatory  approvals or other closing conditions will be met. Therefore, even if shareholders approve the proposed new Investment
Advisory  Agreement with GIP,  there is a possibility  that the Buy-Out might be delayed or might not  occur.  In that  event,  GIP will not take over as the new investment  adviser  to the Fund and  Greenville  will  continue  as the  Fund's investment adviser.

In addition to approval of the new Investment  Advisory  Agreement with GIP, you are also being  asked to re-elect  the  current  Board of Trustees of the Trust.
That proposal follows.

 PROPOSAL 1: TO ELECT EACH OF THE EXISTING TRUSTEES TO THE BOARD OF TRUSTEES OF
THE ROCKLAND FUNDS TRUST, TO HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY ELECTED
          AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL.

Each of the current  Trustees of the Trust are nominated for  re-election at the upcoming meeting. The nominees would serve until their successors have been duly
elected  and   qualified  or  until  their  earlier   resignation   or  removal.
Biographical  information  regarding each of the current Trustees is provided in this Proposal.

The role of the Board of Trustees is to provide general  oversight of the Fund's business,  and to  ensure  that  the Fund is  operated  for the  benefit  of its shareholders.  The Trustees meet at least quarterly and review the operations of the Fund and the Fund's  performance.  The  Trustees  also  oversee the services provided  to the Fund by the  investment  adviser and the Fund's  other  service providers.

SELECTION AND NOMINATION PROCESS

The Board of Trustees is generally responsible for the nomination of persons for election to the Board.  The selection and nomination of the Trustees who are not
"interested  persons"  of  the  Trust  is  committed  to the  discretion  of the
Independent  Trustees.  The Trust does not currently have a standing  nominating committee or committee performing similar functions. Given the small size of the
Trust,  the small size of the Board of Trustees,  and the fact that the majority of the members of the Board of Trustees are Independent Trustees, the Board does not believe that a separate nominating  committee is necessary at

                                      -5-

this  time.  The  Board of  Trustees  will,  however,  consider  establishing  a nominating  committee  in the  future.  If the Board of Trustees  establishes  a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee,  identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by
Shareholders) and specify minimum  qualifications for any  committee-recommended nominees.

At a meeting held on December 23, 2003,  each of the current  Trustees agreed to stand for re-election as Trustees at the Meeting. If elected,  each nominee will serve until his  successor  is duly  elected and  qualified  or he resigns or is removed. If any of the nominees should become unavailable,  the designated proxy holders will vote in their  discretion  for another person or persons who may be nominated as Trustees. The nominees are all currently Trustees of the Trust.

BACKGROUND INFORMATION FOR NOMINEES AND EXECUTIVE OFFICERS

Listed below,  for each  nominee,  are their name,  age and address,  as well as their  position  and length of service with the Trust and  principal  occupation during at least the past  five  years,  the  number  of  portfolios  in the fund complex that they oversee, and any other directorships held by the nominee.

NOMINEES FOR INDEPENDENT TRUSTEE:

                                                               NUMBER OF
                                                           PORTFOLIOS IN FUND
                                          LENGTH OF TIME    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION        SERVED           BY TRUSTEE*       OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
George Keeley (73)            Trustee       Since 2000             1                       None
C/o Rockland Funds Trust
100 S. Rockland Falls Rd.
Rockland, DE 19732

PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5 YEARS:
General partner of Meridian  Venture  Partners from 1985-1997.  Retired in 1998.
Director of  Clearfield  Energy  (private oil and natural gas  companies)  since
1987.

-------------------------------------------------------------------------------------------------------------
Edwin W. Moats, Jr. (55)      Trustee       Since 1999             1                       None
Moats Enterprises
611 Commerce Street
Suite 3100
Nashville, TN  37203

PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5 YEARS:
President of Moats  Enterprises  (investments  and  operations  of  restaurants, manufacturing and sports-related businesses) since 1999. Mr. Moats was President and CEO of Nascar Cafe from 1999 to 2002.  Mr.  Moats was  President  of Logan's
Roadhouse,  Inc. (restaurant chain) from 1992 to 1999 and CEO from 1995 to 1999.
Mr. Moats has been a partner in the Haury and Moats Company  (franchisee  of six
Captain D's Seafood  Restaurants)  since 1977. Mr. Moats was Chairman and CEO of
Metropolitan  Federal  Savings Bank from 1989 to 1991 and President and COO from
1984 to 1989.

-------------------------------------------------------------------------------------------------------------

                                      -6-

                                                               NUMBER OF
                                                           PORTFOLIOS IN FUND
                                          LENGTH OF TIME    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION        SERVED           BY TRUSTEE*       OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
Dr. Peter Utsinger (58)       Trustee       Since 1996             1                       None
C/o Rockland Funds Trust
100 S. Rockland Falls Rd.
Rockland, DE  19732

PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5 YEARS:
Retired,  was a practicing  physician in arthritis and  rheumatic  diseases from
1970 when he received his M.D. from Georgetown  University to 1999. Dr. Utsinger was Director of the Arthritis  Clinical and Research  unit at the  University of
North Carolina and has written over 100 publications in his area of specialty.

-------------------------------------------------------------------------------------------------------------

NOMINEES FOR INTERESTED TRUSTEE:

                                                               NUMBER OF
                                                           PORTFOLIOS IN FUND
                                          LENGTH OF TIME    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION        SERVED           BY TRUSTEE*       OTHER DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------
Charles S. Cruice (53)        Trustee       Since 1996             1                       None
100 S. Rockland Falls Rd.
Rockland, DE 19732

PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5 YEARS:

President  of  Greenville  Capital  Management,  the Fund's  adviser,  since its founding in 1989.  From 1978 until 1989, Mr. Cruice was  associated  with Friess
Associates  Inc., a Wilmington,  Delaware  investment  management  company.  Mr.
Cruice also was a director of The Brandywine  Fund, an open-end mutual fund. Mr.
Cruice holds a B.A. from the University of Denver.

-------------------------------------------------------------------------------------------------------------
* Richard H. Gould (43)       Trustee &     Since 1996             1                       None
100 S. Rockland Falls Rd.     Treasurer
Rockland, DE 19732

PRINCIPAL OCCUPATION DURING AT LEAST THE PAST 5 YEARS:
Vice President of Greenville since 1994 and manager of the Fund since the Fund's inception  in 1996.  From 1987 until 1994,  Mr.  Gould was  associated  with PNC
Investment  Management as an equity analyst and as the  co-portfolio  manager of the PNC Small Cap Growth  Fund.  Mr.  Gould  received  his  Chartered  Financial
Analyst  designation in 1989;  became a Chartered Market Technician in 1996; and
received  his B.S.  in 1982 and his M.B.A.  in  Finance  in 1985,  both from The
Pennsylvania State University.

-------------------------------------------------------------------------------------------------------------

*    Mr.  Cruice  and Mr.  Gould are each  "interested  persons"  of the Fund as defined by the Investment  Company Act because they are affiliated with the
     Fund's adviser.

     The following  tables provide the dollar range of the equity  securities of the Fund beneficially owned by the Fund's Trustees as of December 31, 2003.

INDEPENDENT NOMINEES:

                                            DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE                             SECURITIES IN THE FUND
-----------------------------------------------------------------------
George R. Keeley                                Over $100,000
Edwin W. Moats, Jr.                            $10,001-$50,000
Dr. Peter Utsinger                              Over $100,000

                                      -7-

INTERESTED NOMINEES:

                                            DOLLAR RANGE OF EQUITY
NAME OF TRUSTEE                             SECURITIES IN THE FUND
-----------------------------------------------------------------------
Charles S. Cruice                               Over $100,000
Richard H. Gould                                Over $100,000

AUDIT COMMITTEE

The  Board  of  Trustees  has  established  an  Audit  Committee  made up of the
Independent  Trustees.  The function of the Audit Committee is oversight;  it is management's  responsibility to maintain  appropriate systems for accounting and internal  control  over  financial  reporting,  and  the  independent  auditors'
responsibility  to plan and carry out a proper audit. The Audit  Committee:  (1)
oversees the Fund's accounting and financial  reporting  policies and practices, its internal control over financial reporting and, as appropriate, inquires into the internal control over financial reporting of certain service providers;  (2)
oversees the quality and objectivity of the Fund's financial  statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's  independent  auditors  and,  in  connection  therewith,  reviews and evaluates  the  qualifications,  independence  and  performance  of  the  Fund's independent  auditors;  and (4) acts as a liaison between the Fund's independent auditors and the full Board.

BOARD COMPENSATION

The Trust currently pays the Independent Trustees a fee of $375, payable in Fund shares,  per Board meeting attended.  Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.  During the fiscal year ended  September  30, 2003,  there were five  meetings of the Board and two meetings  of the Audit  Committee.  Each  Trustee  then in  office,  except  Dr.
Utsinger, attended at least 75% of the aggregate of the total number of meetings of the Board and the total  number of  meetings  held by all  committees  of the
Board on which the Trustee served.  Dr. Utsinger attended 67% or four of the six
Board meetings.

Mr. Cruice and Mr. Gould, both interested Trustees,  and certain officers of the
Trust are currently  employed by the Fund's  adviser and have the right to share in the profits that the adviser earns by managing the Fund. Therefore,  they may receive indirect  compensation  due to their  participation in the advisory fees and other fees  received by the  Adviser  from the Fund.  The  adviser  pays the salaries  and  expenses  of the  Trustees  and  officers  of the  Trust  who are affiliated  with the adviser.  No pension or retirement  benefits are accrued as part of Fund  expenses.  The table  below  indicates  the total fees paid to the
Independent  Trustees by the Trust  during the fiscal year ended  September  30,
2003.

                                    COMPENSATION FROM THE
NAME OF TRUSTEE                            TRUST
---------------------------------- ------------------------
Dr. Peter Utsinger                        $1,500
Edwin W. Moats, Jr.                       $1,875
George Keeley                             $2,250

COMMUNICATION WITH THE BOARD OF TRUSTEES

The Board of  Trustees  established  a process  to receive  communications  from shareholders.  The  Independent  Trustees  approved the process for  shareholder communications  with the  Board.  Correspondence  for the full  Board  should be
addressed  to  the  "Board  of  Trustees  of  the  Rockland   Funds  Trust"  and
correspondence  for individual  Trustees  should be addressed in the name of the individual Trustee, all at the following address: [insert address]

                                      -8-

EXECUTIVE OFFICERS OF THE TRUST

Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.  Listed below,  for each executive  officer,  are their name, age and address,  as well as their  position and length of service  with the Trust,  and principal occupation during the past five years.

NAME, AGE AND ADDRESS                POSITION                         LENGTH OF TIME SERVED
-------------------------------------------------------------------------------------------
Charles S. Cruice                    President                              Since 1996.
100 S. Rockland Falls Rd.
Rockland, Delaware 19732

PRINCIPAL  OCCUPATION  DURING  THE  PAST 5  YEARS:  Please  refer  to the  table
"Nominees for Interested  Trustee" for additional  information about Mr. Charles
S. Cruice.

-------------------------------------------------------------------------------------------
Richard H. Gould (43)                Treasurer                              Since 1996
100 S. Rockland Falls Rd.
Rockland, Delaware 19732

PRINCIPAL  OCCUPATION  DURING  THE  PAST 5  YEARS:  Please  refer  to the  table
"Nominees for Interested  Trustee" for additional  information about Mr. Richard
H. Gould.

-------------------------------------------------------------------------------------------
Jeffrey Rugen (44)                   Secretary
100 S. Rockland Falls Rd.
Rockland, Delaware 19732

PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS:  Trader with Greenville since 1994.

-------------------------------------------------------------------------------------------

REQUIRED VOTE FOR ELECTION OF EACH NOMINEE

Provided that a quorum is present, the election of each of the Trustees requires the affirmative  vote of the holders of a plurality of the Fund's shares present or represented by proxy at the Meeting.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE
                ELECTION OF EACH OF THE TRUSTEES IN PROPOSAL 1.

                                      -9-

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON
     BEHALF OF THE FUND, AND GOULD INVESTMENT PARTNERS, LLP, THE REGISTERED
 INVESTMENT ADVISORY FIRM RECENTLY ESTABLISHED BY THE FUND'S CURRENT PORTFOLIO
                                    MANAGER.

Why am I being asked to approve the proposed new Investment Advisory Agreement?

The Trust is  registered  under the  Investment  Company  Act,  which  generally requires  that mutual fund  shareholders  approve  any new  investment  advisory agreement for their mutual fund.  Under the Investment  Company Act,  therefore, the proposal to establish GIP as the Fund's new investment adviser requires that shareholders  approve a new Investment  Advisory Agreement between the Trust and
GIP.

What are the details of the Buy-Out?

In connection with the  establishment of GIP as a separate  investment  advisory firm, Mr. Gould, acting on behalf of GIP and its owners, negotiated an agreement with  Mr.  Cruice  and  certain  other  Greenville  employees  (the  "Greenville
Employees") who currently  share  ownership  interests with Mr. Gould in profits that  Greenville  may earn from  agreements  to deliver the  Rockland  Small Cap
Growth Fund strategy to investors,  including the Fund (the "Rockland Profits").
Under the  agreement,  GIP has agreed to  effectively  purchase  the  Greenville
Employees'  interests in the Rockland  Profits (the  "Buy-Out").  As part of the negotiated Buy-Out, GIP will pay compensation to the Greenville  Employees.  The agreed-upon amount of payment,  which is contingent upon shareholder approval of a new agreement between GIP and the Fund, is $1,925,000.  It will be paid by GIP to the Greenville Employees,  who are Mr. Cruice, Jeffrey Rugen and Molly Lewis,
and will be divided amongst them in accordance with their respective interest in the Rockland  Profits.  Mr. Cruice will receive the most significant  portion of the payment, with the remaining amount divided between Mr. Rugen and Ms. Lewis.

For their part,  under the Buy-Out  agreement,  the  Greenville  Employees  have agreed to support the proposal being made by GIP to serve as investment  adviser for the Fund,  and to vote all  shares  of the Fund  owned by them in favor of a proposed  Investment Advisory Agreement between the Fund and GIP. The Greenville
Employees  have also agreed that,  upon  shareholder  approval of a new advisory agreement  between the Fund and GIP,  they will  resign  from all  offices  they currently  hold with the Trust.  This means that, if the proposed new Investment
Advisory  Agreement with GIP is approved by shareholders  and takes effect,  Mr.
Cruice  will  resign  from the  Board and  continue  operating  Greenville  as a separate advisory firm with no connection to the Fund.  Immediately  thereafter, the Board would consist of the remaining four existing  members.  This structure will be consistent with a recent SEC proposal that would require at least 75% of a mutual  fund's  Board to be made up of  independent  Trustees  (a  majority is currently  required),  as well as the  intention of the Board and the parties to the Buy-Out for at least 75% of the members of the Board to be  independent  for at least three years  following the Buy-Out.  Under the Buy-Out  agreement,  GIP will bear the  expenses  associated  with these  changes  (other than legal fees incurred by the Greenville Employees).

The  Buy-Out  is  subject  to certain  regulatory  approvals  and other  closing conditions,  as  well  as the  approval  by  the  Fund's  shareholders  of a new
Investment  Advisory  Agreement with GIP to replace the existing  agreement with
Greenville.  One of  the  closing  conditions  requires  that  GIP  satisfy  its obligation to deliver the  negotiated  payment to the  Greenville  Employees for
GIP's purchase of their interests in the Rockland Profits.

                                      -10-

Describe the personnel, proposed business operations and ownership of GIP.

GIP is a Pennsylvania  limited  liability company formed on December 3, 2003. It is  registered  as an  investment  adviser  with the SEC  under  the  Investment
Advisers Act of 1940.  GIP will  initially  employ four key  persons,  the first three of whom  currently are employees of  Greenville:  (1) Mr. Gould,  who will serve as chief  executive  officer  and chief  investment  officer of GIP;  (2).
Sanjay  Upadhyaya,  who will serve as a vice president and chief trader for GIP;
(iii) Linn M. Morrow,  who will act as GIP's vice president and chief  marketing officer;  and (iv) John H.  Grady,  who will act as GIP's  chief  operating  and compliance officer.  Currently,  Mr. Gould is the Fund's portfolio manager,  Mr.
Upadhyaya  handles  trading and settlement for the Fund and Mr. Morrow  provides institutional  marketing services.  Each of these gentlemen will perform similar services for the Fund at GIP. Mr. Grady is an experienced mutual fund lawyer and industry  executive,  and will be  responsible  for GIP's  legal and  regulatory obligations, and for non-investment operations.

In addition,  GIP has arranged for William Wykle,  who has in excess of 30 years of  investment  experience,  to support  GIP if Mr.  Gould is  incapacitated  or becomes  unable to perform his portfolio  management or analytical  duties.  GIP further  expects to hire at least one  junior  analyst in the next six months to augment Mr. Gould's efforts.

The parties to the Buy-Out agreement have agreed that Messrs.  Gould,  Upadhyaya and Morrow will continue as employees of Greenville until  shareholders  approve
the  new  advisory  agreement  and  the  Buy-Out  is  consummated.   Thereafter,
Greenville  will  resign as  investment  adviser to the Fund and GIP will assume that role.

GIP has  secured a capital  investment  of $2.2  million  from a  consortium  of investors [details to be provided].  The consortium will together own 25 percent of GIP's outstanding member interests. Other equity holders will include Messrs.
Gould,  Upadhyaya,  Morrow and Grady,  with Mr. Gould owning a majority of GIP's member interest.

Your approval of the proposed new Investment  Advisory Agreement is not expected to change the level, nature or quality of services provided to the Fund.

Will  there  be any fee or other  changes  under  the  proposed  new  Investment
Advisory Agreement?

No. The level of investment  advisory fees payable under the proposed Investment
Advisory Agreement is identical to that paid under the existing  agreement.  The proposed Investment Advisory Agreement with GIP will be substantially  identical
to  the  current  agreement  with  Greenville,   except  for  effectiveness  and
termination dates. Also, the proposed agreement has a section providing that the proposed  Investment  Advisory  Agreement shall not become  effective even after shareholder  approval,  until GIP's  buy-out  agreement  with the  principals of
Greenville (described herein) is consummated.  A copy of the proposed Investment
Advisory  Agreement  (marked to show  changes from the  existing  agreement)  is attached as an Exhibit.

Will  there  be any  significant  changes  in the  management  of  the  Fund  in connection with the proposed change in the Adviser?

No. Mr. Gould will serve as chief executive officer and chief investment officer of GIP, and will continue to serve as the Fund's portfolio manager.  The Fund is expected  to  continue  receiving  the same  level  and  quality  of  management expertise and services as the Fund does now.

What vote is required to approve the new Investment Advisory Agreement?

                                      -11-

Provided that a quorum is present,  the approval of the new Investment  Advisory
Agreement requires the affirmative vote of: (i) more than 50% of the outstanding voting  securities of the Fund; or (ii) 67% or more of the voting  securities of the Fund present at the  Meeting,  if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy;  whichever is less.

What is the Board's recommendation?

The Board of Trustees  unanimously  recommends that you approve  Proposal 2. The
Board of Trustees  considered  various  factors in  approving  the  proposed new
Investment  Advisory  Agreement  and  recommending  shareholder  approval of the proposed new Investment Advisory Agreement.  The Board considered the nature and quality  of  services  provided  by Mr.  Gould  and  his  team,  as  well as the anticipated  continuation  of the services by GIP. The Board sought and obtained information  related to GIP's  business  plan,  proposed  operations,  financial resources  and personnel to confirm that GIP would  continue to provide  quality advisory  services to the Fund.  The Board noted that the terms of the  proposed new Investment  Advisory Agreement were substantially  identical to the terms of the current  agreement with Greenville.  The Board also took into  consideration that the Greenville  Employees together with Mr. Gould were jointly recommending approval  of the  proposed  new  Investment  Advisory  Agreement  and  had  made arrangements  for  the  transition  of  advisory  services  for  the  Fund  from
Greenville to GIP. Based on these factors,  among others,  the Board of Trustees unanimously recommends that you approve Proposal 2.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUND

Current  Investment  Adviser.  Greenville Capital  Management,  Inc., a Delaware
corporation,  currently serves as the Fund's investment adviser.  The address of
Greenville is 100 South Rockland Falls Road,  Rockland,  Delaware 19732. Charles
S. Cruice owns a majority voting interest in Greenville.

Proposed  Investment  Adviser.  Gould  Investment  Partners,  LLC a Pennsylvania
limited liability company,  will serve as the Fund's investment adviser provided shareholders approve Proposal 2, and the Buy-Out is consummated.  GIP's business address is [___________].

Fund Services.  The transfer  agent,  administrator  and fund accountant for the
Fund is U.S. Bancorp Fund Services,  LLC, 615 East Michigan  Street,  Milwaukee,
Wisconsin 53202.

Distributor.  The  distributor for the Fund is Turner  Investment  Distributors,
Inc. 1205 Westlakes Drive, Berwyn, Pennsylvania 19312.

Custodian.  The custodian for the Fund is U.S.  Bank,  N.A.,  425 Walnut Street,
Cincinnati, Ohio 45202.

Reports to  Shareholders  and  Financial  Statements.  The Fund's  last  audited financial  statements and annual report, for the fiscal year ended September 30,
2003, are available free of charge. To obtain a copy, please call 1-800-497-3933 or forward a written request to U.S.  Bancorp Fund Services,  LLC, for overnight deliveries:  Third Floor, 615 East Michigan Street, Milwaukee,  Wisconsin 53202,
or for regular mail deliveries: P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Principal  Shareholders.  As of January 30, 2004, the Fund had 6,404,091  shares outstanding. The following shareholders owned of record more than 5% of the Fund as of that date:

                                      -12-

        Name                                   Shares Owned              Percentage of Fund

Charles Schwab & Co. Inc.                       2,310,379                      36.08%
For the benefit of customers
101 Montgomery Street
San Francisco, CA  94104-4122

Charles S. Cruice                                 617,018                       9.63%
Greenville Capital Management Inc.
100 South Rockland Falls Road
Rockland, DE  19087

National Investor Services                        364,282                       5.69%
For the benefit of customers
55 Water Street, 32nd Floor
New York, NY  10041

From time to time,  the  number of shares  held in  "street  name"  accounts  of various securities dealers for the benefit of their clients may exceed 5% of the total shares of the Fund outstanding.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Any cost of soliciting proxies will be borne by GIP and not by the  Fund.  GIP will  reimburse  brokerage  firms  and  others  for their expenses in forwarding  proxy material to the  beneficial  owners and soliciting them to  execute  proxies.  The  Fund  expects  that  the  solicitation  will be primarily by mail, but also may include telephone,  personal interviews or other means.  GIP intends to pay all costs  associated with the  solicitation  and the
Meeting.

Voting  by   Broker-Dealers.   The  Fund  expects  that,   before  the  Meeting,
broker-dealer  firms  holding  shares  of the Fund in  "street  name"  for their customers will request voting  instructions  from their customers and beneficial owners.  If these  instructions  are not  received by the date  specified in the broker-dealer  firms' proxy  solicitation  materials,  the Fund understands that stock exchange rules permit the  broker-dealers to vote on certain routine items to be  considered  at the Meeting on behalf of their  customers  and  beneficial owners.  Certain  broker-dealers may exercise discretion over shares of the Fund held in their name,  for which no  instructions  are  received,  by voting those shares in the same  proportion  as they vote  shares  for  which  they  received instructions.

Quorum.  One-third  of the Fund's  outstanding  shares of  beneficial  interest, present in person or represented by proxy,  constitutes a quorum at the Meeting.
The shares over which broker-dealers have discretionary voting power, the shares that represent "broker  non-votes" (i.e.,  shares held by brokers or nominees as to which: (i) instructions  have not been received from the beneficial owners or persons  entitled  to  vote;  and  (ii)  the  broker  or  nominee  does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for  purposes  of  determining  whether  the  required  quorum of shares exists.

Other  Matters and  Discretion  of Persons  Named in the Proxy.  The Fund is not
required,  and does not intend, to hold regular annual meetings of shareholders.
Shareholders  wishing to submit proposals for  consideration  for inclusion in a proxy statement for the next meeting of  shareholders  should send their written proposals to the Fund c/o U.S. Bancorp Fund Services, LLC, Third Floor, 615 East
Michigan  Street,  Milwaukee,  Wisconsin  53202,  so they are received  within a reasonable  time before any such  meeting.  No  business  other than the matters described  above is expected to come  before the  Meeting,  but should any other matter requiring a vote of shareholders  arise,  including any question as to an adjournment or  postponement  of the Meeting,  the persons named on the enclosed proxy card will vote on such  matters  according  to their best  judgment in the interests of the Fund.

                                            By order of the Board of Trustees,

                                            ---------------------------------
                                            Jeffrey Rugen
                                            Secretary

Dated:  February 5, 2004
Rockland, Delaware

                                      -13-

                                    EXHIBIT A

                            THE ROCKLAND FUNDS TRUST
                      FORM OF INVESTMENT ADVISORY AGREEMENT

     THIS  AGREEMENT  is  entered  into as of the ___ day of  ________,  200___, between The Rockland Funds Trust, a Delaware  business trust (the "Trust"),  and
Gould Investment Partners LLC, a Pennsylvania limited liability company ("GIP").

                               W I T N E S S E T H

     WHEREAS,  the Trust is an open-end  investment company registered under the
Investment  Company Act of 1940, as amended (the "Act"). The Trust is authorized to create separate series, each with its own separate investment  portfolio (the
"Funds"), and the beneficial interest in each such series will be represented by a separate series of shares (the "Shares").  In addition,  Each series may issue one or more classes of shares.

     WHEREAS, GIP is a registered investment adviser, engaged in the business of rendering investment advisory services.

     WHEREAS,  in  managing  the  Trust's  assets,  as well as in the conduct of certain of its  affairs,  the Trust seeks the benefit of GIP's  services and its assistance in performing  certain managerial  functions.  GIP desires to furnish such services and to perform the functions  assigned to it under this  Agreement for the consideration provided for herein.

     NOW THEREFORE, the parties mutually agree as follows:

     1.  Appointment.  The Trust hereby  appoints GIP as investment  adviser for each of the Funds of the Trust on whose behalf the Trust  executes an Exhibit to this  Agreement,  and GIP,  by  execution  of each  such  Exhibit,  accepts  the appointments. Subject to the direction of the Board of Trustees (the "Trustees")
of the Trust,  GIP shall manage the investment and reinvestment of the assets of each Fund in accordance  with the Fund's  investment  objective and policies and limitations,  for the period and upon the terms herein set forth. The investment of funds  shall also be subject to all  applicable  restrictions  of the Trust's
Declaration of Trust and Bylaws as may from time to time be in force.

     2. Expenses Paid by GIP. In addition to the expenses which GIP may incur in the performance of its responsibilities  under this Agreement,  and the expenses which it may  expressly  undertake to incur and pay, GIP shall incur and pay all reasonable  compensation,  fees and related expenses of the Trust's officers and its Trustees,  except for such Trustees who are not interested  persons (as that term is defined in Section  2(a)(19) of the Act) of GIP,  including all expenses related to the Trust's offices.

     3. Investment  Advisory  Functions.  In its capacity as investment adviser,
GIP shall have the following responsibilities:

     (a) To furnish  continuous advice and  recommendations  to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

                                      A-1

     (b) To cause its  officers to attend  meetings  and furnish oral or written reports,  as the Trust may reasonably require, in order to keep the Trustees and appropriate  officers of the Trust fully  informed  as to the  condition  of the investments  of the  Funds,  the  investment  recommendations  of  GIP,  and the investment considerations which have given rise to those recommendations; and

     (c) To supervise  the purchase  and sale of  securities  or other assets as directed by the appropriate officers of the Trust.

The  services  of GIP are not to be  deemed  exclusive  and GIP shall be free to render  similar  services to others as long as its services for others do not in any way  hinder,  preclude  or  prevent  GIP  from  performing  its  duties  and obligations  under this Agreement.  In the absence of willful  misfeasance,  bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of GIP,  GIP shall not be subject  to  liability  to the Trust,  the
Funds,  or to any  shareholder  for any act or  omission  in the  course  of, or connected  with,  rendering  services  hereunder  or for any losses  that may be sustained in the purchase, holding or sale of any security.

     4. Obligations of the Trust. The Trust shall have the following obligations under this Agreement:

     (a) To keep GIP  continuously  and fully informed as to the  composition of the Funds' investments and the nature of all of its assets and liabilities;

     (b) To  furnish  GIP  with a copy  of any  financial  statement  or  report prepared for it by certified or independent public accountants,  and with copies of any financial statements or reports made to the Funds' shareholders or to any governmental body or securities exchange;

     (c) To furnish GIP with any further  materials or information which GIP may reasonably  request to enable it to perform its functions  under this Agreement;
and

     (d) To compensate GIP for its services in accordance with the provisions of paragraph 5 hereof.

     5. Compensation. Each Fund shall pay to GIP for its services a monthly fee, as set forth on the  Exhibit(s)  hereto,  payable  on the last day of each month during which or during part of which this Agreement is in effect.  For the month during  which this  Agreement  becomes  effective  and any month during which it terminates,  however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar  days of such month  during which this  Agreement is effective.  GIP may from time to time and for such periods as it deems appropriate reduce its compensation (and/or assume expenses) for one or more of the Funds.

     6. Expenses Paid by Trust.

     (a) Except as provided in this  paragraph,  nothing in this Agreement shall be construed to impose upon GIP the  obligation to incur,  pay, or reimburse the
Trust for any expenses not specifically  assumed by GIP under paragraph 2 above.
Each  Fund  shall  pay or cause to be paid all of its  expenses  and the  Fund's allocable  share  of the  Trust's  expenses,

                                      A-2

including, but not limited to, investment adviser fees; any compensation,  fees, or  reimbursements  which the Trust pays to its Trustees who are not  interested persons (as that phrase is defined in Section  2(a)(19) of the Act) of GIP; fees and expenses of the custodian,  transfer agent, registrar or dividend disbursing
agent;  current  legal,   accounting  and  printing  expenses;   administrative,
clerical,  recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions;  interest;
all  federal,  state  and local  taxes  (including  stamp,  excise,  income  and franchise taxes); expenses of shareholders' meetings and of preparing,  printing and distributing proxy statements, notices and reports to shareholders; expenses of  preparing  and  filing  reports  and tax  returns  with  federal  and  state regulatory authorities;  and all expenses incurred in complying with all federal and state  laws and the laws of any  foreign  country  applicable  to the issue, offer,  or sale of Shares of the Funds,  including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing,  printing and distributing prospectuses and statements of additional  information to existing  shareholders of the Funds.

     (b) If expenses  borne by a Fund in any fiscal year  (including  GIP's fee, but excluding interest,  taxes, fees incurred in acquiring and disposing of Fund securities and, to the extent permitted,  extraordinary expenses),  exceed those set forth in any  statutory or  regulatory  formula  prescribed  by any state in which Shares of a Fund are  registered at such time, GIP will reimburse the Fund for any excess.

     7.  Brokerage  Commissions.  For  purposes  of  this  Agreement,  brokerage commissions  paid by a Fund upon the  purchase  or sale of  securities  shall be considered  a cost  of the  securities  of the  Fund  and  shall  be paid by the respective Fund. GIP is authorized and directed to place Fund  transactions only with  brokers and dealers who render  satisfactory  service in the  execution of orders  at the  most  favorable  prices  and  at  reasonable  commission  rates, provided,  however,  that GIP may pay a broker or dealer an amount of commission for  effecting a securities  transaction  in excess of the amount of  commission another broker or dealer would have charged for effecting that  transaction,  if
GIP  determines in good faith that such amount of commission  was  reasonable in relation to the value of the  brokerage and research  services  provided by such broker or dealer viewed in terms of either that  particular  transaction  or the overall  responsibilities  of GIP. In placing Fund  business with such broker or dealers,  GIP shall seek the best  execution of each  transaction,  and all such brokerage  placement  shall  be made in  compliance  with  Section  28(e) of the
Securities  Exchange Act of 1934 and other  applicable  state and federal  laws.
Notwithstanding  the  foregoing,  the Trust shall retain the right to direct the placement of all Fund  transactions,  and the Trustees may establish policies or guidelines  to be followed  by GIP in placing  Fund  transactions  for the Funds pursuant to the foregoing provisions.

     8. Proprietary  Rights.  GIP has proprietary rights in each Fund's name and the Trust's  name.  GIP may  withdraw the use of such names from the Fund or the
Trust.

     9.  Termination.  This  Agreement may be  terminated  at any time,  without penalty, by the Trustees of the Trust or by the shareholders of a Fund acting by the vote of at least a majority of its  outstanding  voting  securities (as that phrase is defined in Section 2(a)(42) of the Act),  provided in either case that
60 days' written notice of termination be given to GIP at its principal place of business. This Agreement may be terminated by GIP at any time by giving 60 days'
written notice of termination to the Trust,  addressed to its principal place of business.

                                      A-3

     10. Assignment.  This Agreement shall terminate  automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the Act) of this
Agreement.

     11. Term. The  effectiveness  of this Agreement is conditioned upon certain
contingencies,   including   shareholder  approval  of  the  Agreement  and  the
successful  Closing of that certain  transaction  by and between GIP, on the one hand,  and Mssrs.  Cruice and Rugan and Ms.  Lewis on the other (as that term is defined in the Letter  Agreement  between the  afore-named  parties  dated as of
December 23, 2003).  Provided the  contingencies  are met, this Agreement  shall begin for each Fund as of the date of execution of the applicable Exhibit(s) and shall  continue in effect with  respect to each Fund for two years from the date of this Agreement and thereafter for successive  periods of one year, subject to the provisions for termination and all of the other terms and conditions  hereof if such  continuation  shall be  specifically  approved at least annually by the vote of a majority  of the  Trustees  of the Trust,  including a majority of the
Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust),  cast in person at a meeting called for that purpose.

     12. Amendments.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by the
Trustees  or by the  affirmative  vote of a majority of the  outstanding  voting securities  (as that  phrase is defined in Section  2(a)(42) of the Act) of each
Fund.

     This  Agreement  will  become  binding  on the  parties  hereto  upon their execution of the Exhibit(s) to this Agreement.

                                      A-4

                                    EXHIBIT A
                                     to the
                          Investment Advisory Agreement

                              ROCKLAND GROWTH FUND

     For all services rendered by GIP hereunder,  the above-named Fund shall pay
GIP and GIP  agrees to accept as full  compensation  for all  services  rendered hereunder, an annual investment advisory fee equal to 1.00% of the average daily net assets of the Fund.

     The portion of the fee based upon the average  daily net assets of the Fund shall be accrued  daily at the rate of 1.00%  applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to GIP monthly.

     Executed this ___ day of _________, 200__.

                                         Gould Investment Partners LLC

                                         By:
                                            --------------------------

                                         THE ROCKLAND FUNDS TRUST

                                         By:
                                            --------------------------

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043-9132

999 999 999 999 99

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                   **** 3 EASY WAYS TO VOTE YOUR PROXIES ****

--------------------------------------------------------------------------------------------------------
To vote by Telephone                 To vote by Internet                To vote by Mail
1)Read the Proxy Statement and have  1)Read the Proxy Statement and     1)Read the Proxy Statement.
  this card at hand.                   this card at hand.               2)If you want to vote use the
2)Call 1-800-690-6903.               2)Go to www.proxyweb.com.            Proxy Card on reverse.
3)Follow the simple recorded         3)Follow the simple on-screen      3)Return the card in the postage
  instructions.                        instructions.                      paid envelope provided.
4)Keep this card for your records.   4)Keep this card for your records.
--------------------------------------------------------------------------------------------------------

THE ROCKLAND FUNDS TRUST: ROCKLAND SMALL CAP GROWTH FUND

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  MARCH 31, 2004
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The  undersigned  hereby revokes all previous  proxies for his or her shares and appoints  Richard H. Gould and Jeffrey Rugen,  and each of them,  proxies of the undersigned  with full power of  substitution to vote all shares of The Rockland
Small Cap Growth Fund (the "Fund") that the  undersigned  is entitled to vote at the Special  Meeting of  Shareholders  to be held at  [location  and address] at
10:00 a.m. Eastern time on March 31, 2004,  including any adjournments  thereof, upon such business as may properly be brought before the Meeting.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

                                        PLEASE VOTE, DATE, SIGN AND PROMPTLY
                                        RETURN IN THE ACCOMPANYING ENVELOPE.
                                        NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                                        Dated: _________________________

                                        ________________________________________
                                        /                                      /
                                        /                                      /
                                        /                                      /
                                        ________________________________________
                                        Signature (Sign in the Box)

                                        Note:  Please  sign  this  proxy as your
                                        name  appears  on the books of the Fund.
                                        Joint    owners    should    each   sign
                                        personally.     Trustees    and    other
                                        fiduciaries should indicate the capacity
                                        in which they sign,  and where more than
                                        one name appears,  a majority must sign.
                                        If a corporation,  this signature should
                                        be that  of an  authorized  officer  who
                                        should state his or her title.

                                                               ROCKLAND FUNDS sp

LABEL BELOW FOR MIS USE ONLY!
PO#M8944
ROCKLAND FUNDS #047
ROCKLAND SMALL CAP GROWTH FUND
ORIGINAL 2UP OVERSIZE 2/4/04 TD
SCOTT P (ROCKLAND SMALL CAP GROWTH FUND SP)

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

___________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING             DATE

Please  fill in  box(es)  as shown  using  black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS. /X/

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ROCKLAND SMALL
CAP GROWTH FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION
IS MADE,  THIS PROXY SHALL BE VOTED IN FAVOR OF  PROPOSALS 1 AND 2. IF ANY OTHER
MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE  PROXYHOLDERS  WERE NOT
AWARE  PRIOR  TO THE  TIME  OF THE  SOLICITATION,  AUTHORIZATION  IS  GIVEN  THE
PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS.
MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2.

Proposal 1- To elect all of the existing Trustees to the Board
     of Trustees of the Rockland Funds Trust to hold office until          FOR          Withhold
     their successors are duly elected and qualified or until their    all nominees   Authority to
     earlier resignation or removal, as follows:                      listed (except  vote for all
        01  Charles S. Cruice    04  Edwin W. Moats, Jr.                as marked       nominees
        02  Richard H. Gould     05  Dr. Peter Utsinger                   below)        listed.
        03  George Keeley                                                  ( )             ( )

To withhold authority to vote for any individual  nominee,  write that nominee's name on the line below.

________________________________________________________

Proposal  2- To  approve  a new  Investment  Advisory  Agreement     FOR      AGAINST     ABSTAIN
     between the Rockland  Funds  Trust,  on behalf of the Fund,     ( )        ( )         ( )
     and  Gould   Investment   Partners,   LLP,  the  registered
     investment  advisory  firm  recently   established  by  the
     Fund's current portfolio manager.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.
                                                               ROCKLAND FUNDS sp

LABEL BELOW FOR MIS USE ONLY!
PO#M8944
ROCKLAND FUNDS #047
ROCKLAND SMALL CAP GROWTH FUND
ORIGINAL 2UP OVERSIZE 2/4/04 TD
SCOTT P (ROCKLAND SMALL CAP GROWTH FUND SP)
REVIEW #1 2/5/04 TD

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.

___________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING             DATE